Exhibit 10.50

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	4
2. AMENDMENT/MODIFICATION NO. P0001		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ.NO. See Schedule	PROJECT NO. (if applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY(If other than Item 6)	CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEARCH & DEVELOPMENT AUT 200 INDEPENDNCE AVE, S.W. Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) PARATEK PHARMACEUTICALS INC 1549007 Attn: [***] PARATEK PHARMACEUTICALS, INC. 75 PARK PLZ FL 4 BOSTON MA 021163934			(X)	9A AMENDMENT OF SOLICITATION NO.
9B DATED (SEE ITEM 11)
			(X)	10A MODIFICATION OF CONTRACT/ORDER NO. 75A50120C00001
CODE1549007		FACILITY CODE	10B DATED (SEE ITEM 13) 12/18/2019
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     is extended     is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATE (If required) 2020.1991073.25106			Net Increase:	$97,210,132.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-7, 52.217-9, and FAR 43.103(a) Bilateral: Mutual Agreement of the Parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor is not ☒ is required to sign this document and return _______1_ copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:         33-0960223

DUNS Number:          076333934

The purpose of this modification is to exercise Option CLINs 0004 and 0005, and change the period of performance of CLIN 0004 as follows:

1.      ARTICLE B.3. OPTION PRICES, is modified to change the period of performance of CLIN 0004 and exercise and fund CLINs 0004 and 0005.

2.      C.1. STATEMENT OF WORK, is updated to reflect revised delivery dates.

3.      ARTICLE G.1. CONTRACTING OFFICER (CO) is changed to [***].

4.      ARTICLE G.2. CONTRACTING OFFICER?S REPRESENTATIVE (COR), is modified to add [***], as an Alternate COR.

5.      The period of performance is changed to 12/18/2019 through 5/31/2026.

Continued . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [***]			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15b. CONTRACTOR/OFFEROR [***] (Signature of person authorized to sign)	15C. DATE SIGNED March 27, 2020		16B. UNITED STATES OF AMERICA [***] (Signature of Contracting Officer)	16C. DATE SIGNED March 27, 2020

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)

Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED			PAGE OF
	75A50120C00001/P00001			2	4
NAME OF OFFEROR OR CONTRACTOR PARATEK PHARMACEUTICALS INC 1549007
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	6. SECTION J, Attachment 1, SOW, is replaced.
	7. The total contract value is increased by $97,210,132 from $59,380,559 to $156,590,691.

See supplemental pages for remainder of modification. All other terms and conditions of this contract remain in full force and effect.
Appr. Yr.: 2020 CAN: [***] Object Class:  [***]
Period of Performance: 12/18/2019 to 05/31/2026

	Change Item 4 to read as follows(amount shown is the obligated amount):
4	BARDA Security Requirements Requisition No: OS256339				20,435,260.00
	Change Item 5 to read as follows (amount shown is the obligated amount):
5	Post-Marketing Study Commitments/Requirements for Authorized Commercial Indication including Relabeling of Approved Drug in the ASPR/SNS or VMI Requisition No: OS256331				76,774,872.00

OPTIONAL FORM 336 (4-86)

Sponsored by GSA

FAR (48 CFR) 53.110

Contract No. 75A50120C00001 Modification No. 0001	Continuation Sheet Block 14	Page 3 of 4

Total Obligated Funding

Obligated Funding – CPFF Line Items

	Cost	Fee	CPFF
Prior to this mod (CLIN 0001)	[***]	[***]	[***]
This Mod 1 (CLIN 0004)	[***]	[***]	$20,435,260
This Mod 1 (CLIN 0005)	[***]	[***]	$76,774,872
Subtotal	[***]	[***]	[***]

Obligated Funding – FFP Line Items

FFP
Prior to this mod (CLIN 0002)	[***]
Total Funded	$156,590,691

ARTICLE B.3. OPTION, is modified to change the period of performance of CLIN 0004 as follows:

Optional Cost Reimbursement CLINs
CLIN	Period of Performance	Supplies/ Services	Total Est. Cost	Fixed Fee	Total Cost Plus Fixed Fee ($)
0004 (Option)	04/01/2020 – [***]	BARDA Security Requirements	[***]	[***]	$20,435,260 (Funded)
0005 (Option)	04/01/2020 – [***]

Post-Marketing Study Commitments/ Requirements for the authorized commercial indication including relabeling of approved drug in the ASPR/SNS or VMI (this is an option that may or may not be exercised as required by the FDA)

			[***]	[***]	$76,774,872 (Funded)

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated March 23, 2020 set forth in SECTION J - List of Attachments, attached hereto and made a part of the contract.

Contract No. 75A50120C00001 Modification No. 0001	Continuation Sheet Block 14	Page 4 of 4

ARTICLE G.1. CONTRACTING OFFICER (CO), is modified to change the CO to the following:

[***]

DHHS/OS/ASPR/BARDA

200 C St.

O’Neill House Office Building

Washington DC 20515

[***]

ARTICLE G.2. CONTRACTING OFFICER’S REPRESENTATIVE (COR), is modified to add an Alternate COR as follows:

The following Contracting Officer's Representative (COR) will represent the Government as an Alternate COR for the purpose of this contract:

[***]

Contracting Officer's Representative

Chief Antibacterials Branch

Biomedical Advanced Research and Development Authority (BARDA)

Office of the Assistant Secretary for Preparedness and Response

Department of Health and Human Services

[***]

Mailing Address:

200 C St.

O’Neill House Office Building (BARDA)

Washington, D.C. 20515

The alternate COR is responsible for carrying out the duties of the COR in the event that the COR can no longer perform his/her duties as assigned.

SECTION J – LIST OF ATTACHMENTS, Attachment 1, Statement of Work, is replaced as follows:

1.Statement of Work, dated March 23, 2020, 11 pages

Request for Proposal (RFP)
(19-100-SOL-00011)

Project BioShield Acquisition of Biological Medical Countermeasures

Contractual Statement of Work 3/26/2020

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Request for Proposal (RFP) BARDA CBRN 19-100-SOL-00011.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule, or events to add or delete part or all of these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to procure an antibiotic that can be used under Emergency Use Authorization (EUA) pre-approval or marketing authorization for the treatment and/or post- exposure prophylaxis treatment of pulmonary anthrax. The Contractor will develop NUZYRA® for Animal Rule licensure, with the objective of making it suitable for stockpiling and use to treat infections with B. anthracis. Once suitable regulatory authorization has been achieved or under an applicable stockpiling authority, NUZYRA® will be purchased and delivered to the SNS stockpile or these supplies will become part of a VMI program managed by Paratek. Optional objectives cover activities to help secure the NUZYRA® supply chain, activities to support the commercial sustainability of NUZYRA® with the objective to ensuring continued supply, activities intended to expand the Animal Rule licenses of NUZYRA®, and further purchases for VMI managed by Paratek. The scope of work for this contract includes preclinical, clinical, manufacturing and procurement activities that fall into the following areas: nonclinical activities; clinical activities; manufacturing activities; procurement activities and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) efforts and procurement of NUZYRA® will progress in specific stages that cover the base performance (CLINs 1 and 2) segment and six (6) option segments (CLINs 3 to 8) as specified in this contract. The Contractor must complete specific tasks required in each of the discrete work segments. The scope of work has been broken into the following phases which are discrete work segments:

1.	CLIN 1: LATE STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX)
2.	CLIN 2: INITIAL PURCHASE, STORAGE AND DELIVERY OF ANTIBIOTIC AS FINAL DRUG PRODUCT (FDP)
3.	CLIN 3: SUPPLEMENTAL LATE STAGE DEVELOPMENT FOR ANTHRAX
4.	CLIN 4: BARDA SECURITY REQUIREMENTS, [***]
5.	CLIN 5: POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS FOR COMMERCIAL CABP AND ABSSSI INDICATIONS
6.	CLIN 6: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
7.	CLIN 7: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)
8.	CLIN 8: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

1.	CLIN 1: LATE STAGE DEVELOPMENT TO SUPPORT LICENSURE OF ANTIBIOTIC (ANTHRAX)

The Contractor will continue to develop of NUZYRA® for the treatment of pulmonary Anthrax with the objective of obtaining approval through the FDA Animal Rule.

[***]

2.	CLIN 2: INITIAL PURCHASE, STORAGE AND DELIVERY OF ANTIBIOTIC AS FINAL DRUG PRODUCT (FDP)

The Contractor will supply 2,500 drug product treatment courses of NUZYRA®

[***]

3.	CLIN 3: SUPPLEMENTAL LATE STAGE DEVELOPMENT FOR ANTHRAX

[***]

4.	CLIN 4: BARDA SECURITY REQUIREMENTS, [***]

[***]

5.	CLIN 5: POST-MARKETING STUDY COMMITMENTS/ REQUIREMENTS FOR COMMERCIAL CABP AND ABSSSI INDICATIONS

[***]

6.	CLIN 6: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR/SNS in the manner described in CLIN 2.

7.	CLIN 7: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR/SNS in the manner described in CLIN 2.

8.	CLIN 8: ADDITIONAL PROCUREMENT OF ANTIBIOTIC(S) AS FINAL DRUG PRODUCT (FDP)

The Contractor shall store and maintain under the recommended storage conditions purchased NUZYRA® drug product inventory for the US Government in a VMI or deliver such inventory to the ASPR/SNS in the manner described in CLIN 2.

Revised Timeline view of all CLINs provided in the SOW (3/26/2020)

[***]

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WBS	Milestone	Deliverable	Success Criteria	Go/No-Go	Year/Qtr Achieved
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